UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ADVANCED SERIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED SERIES TRUST

AST DIMENSIONAL GLOBAL CORE ALLOCATION
PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

July 23, 2021

Dear Shareholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (the "Meeting") of the AST Dimensional Global Core Allocation Portfolio (the "Dimensional Portfolio"), a series of the Advanced Series Trust (the "Trust" or "AST"). The Meeting is scheduled to be held on September 9, 2021, at 11:30 a.m. Eastern Time. Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving coronavirus ("COVID-19") situation. As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://www.viewproxy.com/pru/broadridgevsm/.

At the Meeting, shareholders will be asked to:

1.  Approve the Plan of Substitution for the Dimensional Portfolio; and

2.  Transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of the Dimensional Portfolio are being asked to consider and approve a Plan of Substitution (the "Plan") for the Dimensional Portfolio. On June 14-16, 2021, the Board of Trustees of the Trust (the "Board") considered and approved the liquidation of the Dimensional Portfolio and agreed to submit the Plan to shareholders. PGIM Investments LLC (the "Manager") serves as investment manager to the Dimensional Portfolio, which was launched in November 2019. The Dimensional Portfolio was intended to offer a new investment option for contract owners of a variable annuity contract, which was designed to provide a wide variety of investment options without any guaranteed living benefits. It is expected that asset flows into the Dimensional Portfolio will be significantly reduced. Given the Dimensional Portfolio's recent launch in November 2019 and the expected reduction in asset flows, the Dimensional Portfolio has struggled to reach scale. As a result, the Manager anticipates that there will be net outflows from the Dimensional Portfolio and, as a result, does not believe that the Dimensional Portfolio will be viable in the long-term. For those reasons, the Board approved liquidating the Dimensional Portfolio.

In order to complete the liquidation of the Dimensional Portfolio, shareholders must approve the Plan. The Plan provides that, to the extent shareholders do not transfer their assets out of the Dimensional Portfolio, their assets will be transferred to the AST Government Money Market Portfolio. If approved by shareholders of the Dimensional Portfolio at the Meeting, the substitution is expected to occur on or about the close of business on October 15, 2021. The liquidation of the Dimensional Portfolio is contingent upon shareholder approval of the Plan for the Dimensional Portfolio. Thus, the Dimensional Portfolio will be liquidated only if the Plan is approved by the holders of a majority of the Dimensional Portfolio's outstanding shares. The insurance company that issued your Contract recommends that you vote "FOR" the Plan.

As an owner of a variable annuity contract with an interest in the Dimensional Portfolio as of the close of business on June 11, 2021, you are entitled to instruct the insurance company that issued your contract on how to vote the Dimensional Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to participate in the Meeting. Since it is important that your vote be represented whether or not you are able to participate, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience, or by providing your voting instructions by telephone or over the Internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Timothy S. Cronin
President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials because you have allocated some or all of your account value, through a variable annuity contract ("Contract") that you own, to the AST Dimensional Global Core Allocation Portfolio (the "Dimensional Portfolio"), a series of the Advanced Series Trust (the "Trust" or "AST"). As is further explained below, the Trust is seeking shareholder consideration and approval of an important proposal regarding the Dimensional Portfolio. You are being asked to provide voting instructions to your insurance company on the proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. On June 14-16, 2021, the Board of Trustees of the Trust (the "Board") considered and approved the liquidation of the Dimensional Portfolio and agreed to submit the Plan of Substitution (the "Plan") to shareholders. The purpose of the proxy is to ask you to vote to approve the Plan for the Dimensional Portfolio. If the Plan is approved by shareholders, the Dimensional Portfolio will be liquidated. Contract owners will be able to allocate their assets to a different subaccount before the liquidation and, if contract owners do not allocate their assets to another subaccount, their assets will be allocated to the AST Government Money Market Portfolio.

Q3. WHY IS THE PLAN OF SUBSTITUTION BEING PROPOSED?

A. The Dimensional Portfolio was intended to offer a new investment option for contract owners of a variable annuity contract, which was designed to provide a wide variety of investment options without any guaranteed living benefits. It is expected that asset flows into the Dimensional Portfolio will be significantly reduced. Given the Dimensional Portfolio's recent launch in November 2019 and the expected reduction in asset flows, the Dimensional Portfolio has struggled to reach scale. As a result, the Manager anticipates that there will be net outflows from the Dimensional Portfolio and, as a result, does not believe that the Dimensional Portfolio will be viable in the long-term. For those reasons, the Board approved liquidating the Dimensional Portfolio.

Q4. WHAT IS THE "PLAN OF SUBSTITUTION?"

A. To the extent that a contract owner does not allocate their assets out of the Dimensional Portfolio prior to its liquidation, the Plan will allow the insurance companies to substitute shares of the Dimensional Portfolio with shares of the AST Government Money Market Portfolio. This transaction is described in more detail in the attached proxy statement.

Q5. WHEN WILL THE PROPOSED PLAN OF SUBSTITUTION TAKE EFFECT?

A. If approved by shareholders, the proposed Plan is currently expected to go into effect on or about the close of business on October 15, 2021.

Q6. WILL CONTRACT OWNERS BE ALLOWED TO TRANSFER OUT OF THE DIMENSIONAL PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Currently, and at any time prior to the date of the substitution, contract owners may elect one free transfer of their interests in the Dimensional Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the substitution, contract owners who had any remaining interests transferred from the sub-account investing in the Dimensional Portfolio to the sub-account investing in the substitute portfolio may elect one free transfer among any of the remaining investment options in accordance with the terms of their respective Contracts, also free of any transfer fees or other charges, until the later of January 17, 2022 or 90 days after the anticipated effective date of the substitution.

Q7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. The Manager and its affiliates are bearing all costs associated with the proxy statement. You will not bear any of the costs or expenses associated with the proxy statement.

Q8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is June 11, 2021. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, related to your indirect investment in the Dimensional Portfolio as of the record date.

Q9. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the "Meeting") is scheduled to take place on September 9, 2021, at 11:30 a.m. Eastern Time. Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving coronavirus ("COVID-19") situation. As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://www.viewproxy.com/pru/broadridgevsm/.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Registering to attend the Meeting via remote communication at https://www.viewproxy.com/pru/broadridgevsm/.

•  Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

•  Completing and signing the enclosed voting instruction card and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•  Calling toll-free 1-800-690-6903. Voting instructions submitted by telephone must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting; or

•  Online at www.proxyvote.com. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the proxy statement for additional information.

Q12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes, the proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q13. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

ADVANCED SERIES TRUST

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 9, 2021

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the AST Dimensional Global Core Allocation Portfolio (the "Dimensional Portfolio"), a series of the Advanced Series Trust (the "Trust"), will be held on September 9, 2021, at 11:30 a.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus ("COVID-19") situation. As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://www.viewproxy.com/pru/broadridgevsm/.

You are receiving this Proxy Statement because you have an interest in the Dimensional Portfolio as of June 11, 2021. The purpose of the Meeting is to:

1.  Approve the Plan of Substitution for the Dimensional Portfolio; and

2.  Transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees of the Trust unanimously approved and recommends that you vote in favor of the Plan of Substitution.

Please note that owners of variable annuity contracts ("Contract owners") who have allocated account value to separate accounts investing in the Dimensional Portfolio may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the Proxy Statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on June 11, 2021. If you had an interest in the Dimensional Portfolio as of the record date, you are entitled to give voting instructions. If you participate in the Meeting, you may give your voting instructions via remote communication.

YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to participate in the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card in the enclosed postage-paid envelope. You may also provide voting instructions by telephone or over the Internet by following the instructions appearing on the enclosed voting instruction card. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

By Order of the Board of Trustees

Andrew French,
Secretary of Advanced Series Trust

Dated: July 23, 2021

ADVANCED SERIES TRUST

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO

VOTING INFORMATION
FOR THE SPECIAL MEETING OF SHAREHOLDERS
OF THE AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO
OF THE ADVANCED SERIES TRUST

TO BE HELD ON SEPTEMBER 9, 2021

Dated: July 23, 2021

GENERAL

This voting information is being furnished by the following insurance companies (each, an "Insurance Company," and together, the "Insurance Companies"), to owners of variable annuity contracts ("Contract owners") who, as of June 11, 2021 (the "Record Date"), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the "Separate Accounts") that invest in shares of the AST Dimensional Global Core Allocation Portfolio (the "Dimensional Portfolio"), a series of Advanced Series Trust ("AST" or the "Trust").

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Dimensional Portfolio (the "Shares") held by its Separate Accounts, as to how the Insurance Company should vote on the proposed Plan of Substitution (the "Proposal") that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements thereof (the "Meeting"). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Proposal that a Contract owner should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Insurance Companies.

This voting information and the accompanying voting instruction card are being mailed to Contract owners on or about July 23, 2021, and will be available on the Dimensional Portfolio's website at www.prudential.com/variableinsuranceportfolios on or about July 23, 2021.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card; and sign, date and mail the voting instruction card in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by telephone by calling at 1-800-690-6903, or over the Internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for the Proposal but is signed, dated and timely returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to the Dimensional Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract's account value allocable to that sub-account by (ii) the net asset value of one Share of the Dimensional Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company's voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or over the Internet, or appearing and submitted your voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the Dimensional Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each sub-account of a Separate Account that is invested in the Dimensional Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either "FOR" or "AGAINST" approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of PGIM Investments LLC, the Dimensional Portfolio's investment manager, or its affiliates, as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery, but voting instructions may also be solicited by telephone, fax, personal interview or over the Internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject the Proposal is not obtained at the Meeting, the officers of the Trust may propose one or more adjournments of the Meeting in accordance with applicable law and the Trusts' governing documents to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone by calling 1-800-690-6903, or over the Internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may also participate at the Meeting via remote communication and submit your voting instructions.

ADVANCED SERIES TRUST
AST Dimensional Global Core Allocation Portfolio

655 Broad Street
Newark, New Jersey 07102

PROXY STATEMENT FOR THE
Special Meeting of Shareholders
To Be Held On September 9, 2021

This Proxy Statement relates to the solicitation by the Board of Trustees of Advanced Series Trust ("AST" or the "Trust") of proxies for the Special Meeting of Shareholders of the AST Dimensional Global Core Allocation Portfolio (the "Meeting") to be held on September 9, 2021, at 11:30 a.m. Eastern Time, or any adjournment or postponement thereof.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus ("COVID-19") situation. As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://www.viewproxy.com/pru/broadridgevsm/.

This Proxy Statement is being furnished to owners of variable annuity contracts (the "Contracts") issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, (each, an "Insurance Company," and together, the "Insurance Companies") who, as of June 11, 2021 (the "Record Date"), had account values allocated to the sub-accounts of an Insurance Company's separate account or accounts (the "Separate Accounts") that invest in shares of the AST Dimensional Global Core Allocation Portfolio (the "Dimensional Portfolio"), a series of the Trust.

Owners of the Contracts ("Contract owners") are being provided the opportunity to instruct the applicable Insurance Company to approve the proposal contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of Shares.

The Trust is a Massachusetts business trust that is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust's shares of beneficial interest are referred to herein as "Shares." The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials. The Trust's Board of Trustees may be referred to herein as the "Board," and its members may be referred to herein as "Trustees."

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 9, 2021.

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposal that you should know before providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available on the Dimensional Portfolio's website at www.prudential.com/variableinsuranceportfolios on or about July 23, 2021. Distribution of this Proxy Statement to the Insurance Companies and to Contract owners is scheduled to begin on or about July 23, 2021. It is expected that one or more representatives of each Insurance Company will participate in the Meeting in person or by proxy and will vote Shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

PGIM Investments LLC ("PGIM Investments" or the "Manager") is the investment manager of the Dimensional Portfolio, and Dimensional Fund Advisors LP ("Dimensional" or the "Subadviser") is the subadviser to the Dimensional Portfolio. Prudential Annuities Distributors, Inc. ("PAD"), an affiliate of PGIM Investments and the Insurance Companies, is the principal underwriter of the Dimensional Portfolio's Shares. The mailing address for PGIM Investments and the Trust's principal offices is 655 Broad Street, Newark, New Jersey 07102. The mailing address for PAD's principal offices is One Corporate Drive, Shelton, Connecticut 06484.

Contract owners who have allocated account values to the Dimensional Portfolio as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, submitting your voting instruction cards and participating in the Meeting is included at the end of this Proxy Statement in the section entitled "Voting Information."

PROPOSAL

APPROVAL OF PLAN OF SUBSTITUTION

Background. At a meeting on June 14-16, 2021, the Board, including all of the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 ("Independent Trustees"), approved a plan of liquidation for the Dimensional Portfolio, contingent upon the approval by shareholders of the Dimensional Portfolio of a Plan of Substitution (the "Plan"), which provides that, to the extent shareholders of the Dimensional Portfolio do not transfer their assets out of the Dimensional Portfolio, their assets will be transferred to the AST Government Money Market Portfolio (the "Substitute Portfolio"). The Board authorized sending a proxy statement to shareholders of the Dimensional Portfolio to solicit approval of the Plan, and the Plan will be voted upon by the shareholders of the Dimensional Portfolio.

If the Plan is not approved for the Dimensional Portfolio by its shareholders, the Dimensional Portfolio will not be liquidated because a plan of substitution is required to set a default investment option for those Contract owners who do not transfer prior to the liquidation. Thus, the liquidation of the Dimensional Portfolio is contingent upon shareholder approval of this Proposal. The Insurance Company that issued your Contract recommends that you approve the Plan for the Dimensional Portfolio, a form of which is attached as Exhibit A to this Proxy Statement.

The Board considered several factors in approving the liquidation of the Dimensional Portfolio, including the fees of each of the Dimensional Portfolio and the Substitute Portfolio, the performance of the Dimensional Portfolio and the Substitute Portfolio, and the assets under management in the Dimensional Portfolio which, as of December 31, 2020, were only $10.1 million. Because the Manager does not expect additional inflows into the Dimensional Portfolio, the Board also considered that the Dimensional Portfolio would remain small, and thus, potentially unable to be managed in a manner that fully implements the investment strategies of Dimensional Fund Advisors LP ("Dimensional" or the "Subadviser") , the subadviser to the Dimensional Portfolio. Given these factors, the Board approved the Liquidation of the Dimensional Portfolio.

The Insurance Companies considered how best to serve the interests of Contract owners in connection with the proposed liquidation of the Dimensional Portfolio. Upon the recommendation of the Insurance Companies, Contract owners are encouraged to approve the replacement of interests in sub-accounts holding the proceeds of the Dimensional Portfolio with interests in sub-accounts investing in the corresponding Substitute Portfolio. Contingent upon such approval, each Insurance Company would then replace interests in the Dimensional Portfolio, as set out below, with interests in the Substitute Portfolio.

Name of Existing Portfolio	Name of Substitute Portfolio
AST Dimensional Global Core Allocation Portfolio	AST Government Money Market Portfolio

The investment objectives and investment strategies, principal risks, fees and expenses and other comparative information concerning the Dimensional Portfolio and the Substitute Portfolio are discussed in "Comparison of Investment Objective, Investment Strategies and Principal Risks" below. The attached voting instruction card seeks the Contract owners' approval of the Proposal.

Plan of Substitution. The Plan will be implemented by the Insurance Companies, as described below. The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached to this Proxy Statement as Exhibit A. The Plan will become effective with respect to the Dimensional Portfolio on the date of approval of the Plan by the affirmative vote of a majority of the outstanding Shares of the Dimensional Portfolio. If approved, the Insurance Companies will, on or about the close of business on October 15, 2021, redeem Shares of the Dimensional Portfolio at net asset value and purchase, with the proceeds of Shares of the Dimensional Portfolio at net asset value, for the benefit of the Contract owners having an interest in the Dimensional Portfolio at the time of the replacement, an interest in the Substitute Portfolio at net asset value (such purchase is referred to herein as the "Substitution"). As a result, the Substitution will not affect the value of a Contract owner's interests as transferred to the Substitute Portfolio.

Contract Charges and Rights. The Substitution will not change the fees and charges under the Contracts. Also, neither the rights of Contract owners nor the obligations of the Insurance Companies under the Contracts will be altered in any way.

Portfolio Fees and Expenses. The net investment management fees of the Substitute Portfolio are lower than those of the Dimensional Portfolio, and the total net expenses of the Substitute Portfolio are lower than those of the Dimensional Portfolio as of December 31, 2020. For information about the relative expense levels of the Dimensional Portfolio and the Substitute Portfolio, see the discussion under "Performance and Fee Comparison," below.

Substitution Expenses. The expenses incurred in connection with implementing the Plan for the Dimensional Portfolio, including legal and accounting services, proxy costs (filing, printing, mailing and tabulation), and variable product costs (filing, printing and mailing) will be borne by PGIM Investments or its affiliates; provided, however, that the Dimensional Portfolio and the Substitute Portfolio, respectively, will bear the transaction costs (e.g., commissions) associated with the liquidation of securities held by the Dimensional Portfolio and the purchase of securities held by the Substitute Portfolio. The Manager estimates printing and mailing costs of approximately $5,000. The Manager does not expect transaction costs for the Dimensional Portfolio.

Transfer Rights. Currently, and at any time prior to the date of the Substitution, Contract owners may elect one free transfer of their interests in the Dimensional Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, Contract owners who had any remaining interests transferred from the sub-account investing in the Dimensional Portfolio to the sub-account investing in the Substitute Portfolio may elect one free transfer among any of the remaining investment options in accordance with the terms of their respective Contracts, also free of any transfer fees or other charges, until the later of January 17, 2022 or 90 days after the anticipated effective date of the Substitution.

Contract owners should consider whether it would be appropriate for them to proactively reallocate their interests in the Dimensional Portfolio to one or more other investment options available under their respective Contracts in light of their investment goals.

Other Investment Options. Each Contract owner should refer to his or her Contract prospectus or Contract for a description of the other investment options available under his or her Contract prior to and after the date of the Substitution. Contract owners may obtain a prospectus for the Contract and applicable investment options free of charge by contacting their Insurance Company. The prospectuses for the Contract and mutual fund investment options are also available on the EDGAR database on the SEC Internet site at http://www.sec.gov. Information about the Trust, the Dimensional Portfolio, and the Substitute Portfolio may also be reviewed and copied by visiting the SEC's Public Reference Room in Washington, DC. Please call (202) 942-8090 for information relating to the Public Reference Room. These documents and other information can be inspected and copied at prescribed rates at the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Room 1580 located at 100 F Street, NE, Washington, DC.

The Substitute Portfolio is a money market portfolio that has substantially different investment policies, strategies, objectives and risks than the Dimensional Portfolio and may be inconsistent with Contract owners' investment goals under the contract.

Federal Income Tax Consequences. Neither the liquidation of the Dimensional Portfolio nor the Substitution is expected to result in any material adverse federal income tax consequences to Contract owners.

CONSIDERATIONS REGARDING THE PLAN OF SUBSTITUTION

Reasons for Proposed Substitution of the Dimensional Portfolio

The Dimensional Portfolio is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The inception date and the net assets of the Dimensional Portfolio as of December 31, 2020 are set forth in the table below.

Name of Portfolio	Inception Date	Net Assets as of December 31, 2020 (in millions)
AST Dimensional Global Core Allocation Portfolio	November 18, 2019	$10.1

The Dimensional Portfolio is currently subadvised by Dimensional. The Dimensional Portfolio was intended to offer a new investment option for contract owners of a variable annuity contract, which was designed to provide a wide variety of investment options without any guaranteed living benefits. It is expected that asset flows into the Dimensional Portfolio will be significantly reduced. Given the Dimensional Portfolio's recent launch in November 2019 and the expected reduction in asset flows, the Dimensional Portfolio has struggled to reach scale. As a result, the Manager anticipates that there will be net outflows from the Dimensional Portfolio and, as a result, does not believe that the Dimensional Portfolio will be viable in the long-term. For those reasons, the Manager believes it is in the best interest of Contract owners to liquidate the Dimensional Portfolio. The Plan is required to provide a default investment option for Contract owners who do not transfer prior to the liquidation.

The Manager considered alternatives regarding the Dimensional Portfolio, including whether a reorganization into another mutual fund would be feasible, and if a reorganization would produce desirable results for the Dimensional Portfolio's shareholders. After reviewing current market conditions and the lack of comparable funds offering the same or substantially similar investment strategies as the Dimensional Portfolio, the Manager determined that it would be in the best interests of Contract owners to liquidate the Dimensional Portfolio and arrange for an alternative default investment option.

The Plan provides that the Insurance Companies will transfer automatically to the Substitute Portfolio the interests of Contract owners of the Dimensional Portfolio who have not otherwise given transfer instructions. The Insurance Companies selected the Substitute Portfolio as an appropriate default investment vehicle into which to transfer the Dimensional Portfolio investments of Contract owners that are not transferred by such Contract owners prior to the liquidation and Substitution.

At a meeting on June 14-16, 2021, the Board considered and approved the proposed liquidation of the Dimensional Portfolio. The Board considered a number of factors, including, but not limited to, the performance of the Dimensional Portfolio, the amount of the Dimensional Portfolio's net assets, the expense ratio for the Dimensional Portfolio, asset flows for the Dimensional Portfolio, the proposed Substitution, and that the liquidation and Substitution would not have a federal income tax impact on Contract owners. The approval of the liquidation was made on the basis of each Trustee's business judgment after consideration of a variety of factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Contract owners should consider whether it would be appropriate for them to proactively reallocate their interests in the Dimensional Portfolio to one or more other investment options available under their respective Contracts in light of their investment goals (See "Transfer Rights" above).

Rationale for Selection of Substitute Portfolio

Contract owners with investments in the Dimensional Portfolio may elect to transfer their assets to another investment option within their Contract, in accordance with the terms of the transfer rights outlined in this Proxy Statement, their Contract, and their Contract prospectus.

The Insurance Companies have identified the Substitute Portfolio into which investments of the Dimensional Portfolio will default if no transfer has been effected by the Contract owner prior to the liquidation date. The Substitute Portfolio was chosen by the Insurance Companies as an appropriate default option because the Contracts do not offer another option substantially similar to the Dimensional Portfolio. The Insurance Companies also noted that the net expense ratio of the Substitute Portfolio was lower than the net expense ratio of the Dimensional Portfolio as of December 31, 2020.

Failure to Approve the Proposal

If shareholders of the Dimensional Portfolio do not approve the Proposal, both the Plan and the liquidation of the Dimensional Portfolio, as discussed above, will not be implemented. The Board would then meet to consider what, if any, steps to take.

For the reasons specified above, the Insurance Companies recommend that you approve the Proposal, and you are encouraged to consider carefully the information contained in this Proxy Statement and to complete and return the enclosed voting instruction card.

COMPARISON OF INVESTMENT OBJECTIVES,
INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the investment objectives, investment strategies and principal risks of the Dimensional Portfolio and the Substitute Portfolio. If the shareholders of the Dimensional Portfolio approve the Plan, the Dimensional Portfolio will be liquidated over a period of time and, as a result, may not operate in accordance with its stated investment objective, policies, restrictions and strategies during that liquidation period. Contract owners may elect one free transfer out of the Dimensional Portfolio at any time before the effective date of the Plan (on or about the close of business on October 15, 2021) or out of the Substitute Portfolio at any time up to 90 days after the effective date of the Plan, which is currently anticipated to be January 17, 2022. Any transfer made within the timeframe noted will not count towards a Contract owner's allotted free transfers. The Substitute Portfolio's investment objective is different than the investment objective of the Dimensional Portfolio.

The Substitute Portfolio is a money market portfolio that has substantially different investment policies, strategies, objectives and risks than the Dimensional Portfolio and may be inconsistent with Contract owners' investment goals under the contract. The information below and further information about the Dimensional Portfolio and the Substitute Portfolio can be found in the Trust's Prospectus and Statement of Additional Information ("SAI"). You may obtain free copies of these documents at http://www.annuities.prudential.com/investor/invprospectus or by writing the Trust at 655 Broad Street, Newark, New Jersey 07102 or by calling (800) 778-2255.

Investment Objectives and Principal Investment Strategies

	AST Dimensional Global Core Allocation Portfolio (Dimensional Portfolio)	AST Government Money Market Portfolio (Substitute Portfolio)
Investment Objective:	The investment objective of the Dimensional Portfolio is to seek to achieve long-term capital appreciation	The investment objective of the Substitute Portfolio is to seek high current income and maintain high levels of liquidity.

AST Dimensional Global Core Allocation Portfolio (Dimensional Portfolio)	AST Government Money Market Portfolio (Substitute Portfolio)
Principal Investment Strategies:	The Dimensional Portfolio is a "fund of funds." This means that the Dimensional Portfolio invests substantially all of its assets in one or more mutual funds in accordance with the Dimensional Portfolio's asset allocation strategy, with a portion of the Dimensional Portfolio also invested pursuant to the liquidity strategy described below. The mutual funds in which the Dimensional Portfolio may invest are collectively referred to as the "Underlying Portfolios" and the risks discussed in the prospectus may also be applicable to the Underlying Portfolios. In pursuing its investment objective, the Dimensional Portfolio will invest in a mix of Underlying Portfolios managed by the Subadviser and/or an affiliate of the Subadviser in different combinations and weightings. Under normal circumstances, the Dimensional Portfolio, either directly or indirectly through its investments in the Underlying Portfolios, intends to invest primarily in US and non-US securities that are tied economically to a number of countries throughout the world. Underlying Portfolios will be managed solely in accordance with their respective prospectuses, as may be amended from time to time.
Under normal circumstances, the Underlying Portfolios of the Dimensional Portfolio in the aggregate will invest approximately 85% of their assets in equity and equity-related securities, and approximately 15% of their assets in fixed income and fixed income-related securities including the liquidity strategy described below. This mix may vary depending on market conditions; the portion invested in equity and equity-related securities may range between 80-90% and the portion invested in fixed income and fixed income-related securities may range between 10-20%.	The Substitute Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government securities include US Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities. The Substitute Portfolio has a policy to invest under normal conditions 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities.
In managing the Substitute Portfolio's assets, the Substitute Portfolio's subadviser, the PGIM Fixed Income unit of PGIM, Inc., uses a combination of top-down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. In the top down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser's bottom-up research which informs security selection. In its bottom up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.

AST Dimensional Global Core Allocation Portfolio (Dimensional Portfolio)	AST Government Money Market Portfolio (Substitute Portfolio)
Although the Dimensional Portfolio does not seek to generate income, with respect to its equity and equity-related investments, the Dimensional Portfolio will generate income from investments in Underlying Portfolios that invest in common stock of companies that have the potential to pay dividends in the future. The Dimensional Portfolio may invest in Underlying Portfolios with exposure to issuers domiciled outside the United States, including those domiciled in emerging markets. The Dimensional Portfolio may also invest in Underlying Portfolios with exposure to small-capitalization stocks.
With respect to its fixed income and fixed income-related investments, the Underlying Portfolios in which the Dimensional Portfolio invests may hold debt securities with a wide range of quality and maturities. The Dimensional Portfolio may invest in Underlying Portfolios with significant exposure to lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations, or unrated but determined by the Subadviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as "high yield bonds" or "junk bonds."
The Underlying Portfolios may hold securities issued and guaranteed by the US government and securities issued by federal agencies and instrumentalities. Such securities may include securities backed by mortgages or other assets and would be subject to the limitations of the Underlying Portfolios. The Underlying Portfolios may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.	The Substitute Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Substitute Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Substitute Portfolio. Of course, there can be no assurance that the Substitute Portfolio will achieve its goal of a stable net asset value, and shares of the Substitute Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Substitute Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Substitute Portfolio will fluctuate based on market conditions, interest rates and other factors.
The Substitute Portfolio is managed in compliance with regulations applicable to government money market mutual funds, specifically, Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). The Substitute Portfolio will not acquire any security with a remaining maturity exceeding 397 calendar days (as defined by Rule 2a-7 or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations). The Substitute Portfolio is required to hold at least 10% of its total assets in "daily liquid assets" and at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including demand deposits), direct obligations of the US Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including demand deposits), direct obligations of the US Government, US Government agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

AST Dimensional Global Core Allocation Portfolio (Dimensional Portfolio)	AST Government Money Market Portfolio (Substitute Portfolio)
The asset allocation strategy will be determined by the Subadviser. The Subadviser will seek to create combinations of Underlying Portfolios with a goal of achieving the Dimensional Portfolio's investment objective of providing long-term capital appreciation. The Subadviser may make adjustments to Underlying Portfolio holdings by adjusting the percentage of individual Underlying Portfolios within the Dimensional Portfolio, or by adding or removing Underlying Portfolios. The Subadviser may also determine not to change the Underlying Portfolio allocations, particularly in response to short term market movements. As of the date of the prospectus, the Dimensional Portfolio is expected to invest mainly in the Underlying Portfolios listed below:
                        Approximate    Investment
Fund Name    Allocation       Objective
US Core                               long-term
Equity 1                               capital
Portfolio                 30%      appreciation
US Core                               long-term
Equity 2                               capital
Portfolio                30%       appreciation
International                      long-term
Core Equity                        capital
Portfolio                20%      appreciation
Emerging
Markets                              long-term
Core Equity                         capital
Portfolio                  5%      appreciation
DFA
Selectively
Hedged
Global Fixed
Income                              maximize
Portfolio                  5%      total return
DFA Global
Core Plus
Fixed Income                       maximize
Portfolio 10% total return	The Substitute Portfolio will (i) maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and (ii) a dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions) of 120 calendar days or less.
The Substitute Portfolio will comply with the diversification, quality and other requirements of Rule 2a-7. This means that the money market instruments purchased by the Substitute Portfolio are limited to securities that the subadviser has determined present minimal credit risks to the Substitute Portfolio, based on an analysis of the capacity of the security's issue or guarantor to meet its financial obligations. In addition, a security, at the time of purchase by the Substitute Portfolio, must have been determined by the subadviser to present minimal credit risk. If, after purchase, the credit quality of an instrument deteriorates, the Substitute Portfolio's subadviser or the Board (where required by applicable regulations) will decide whether the instrument should be held or sold. All portfolio instruments purchased by the Substitute Portfolio will be denominated in US dollars.
As a "government money market fund" under Rule 2a-7, the Substitute Portfolio (1) uses the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) at the election of the Board, is not subject to a liquidity fee and/or a redemption gate on redemptions which might apply to other types of money market funds in the future should certain triggering events specified in Rule 2a-7 occur. However, the Board reserves the right, with notice to shareholders, to change the policy with respect to liquidity fees and/or redemption gates, thereby permitting the Substitute Portfolio to impose such fees and gates in the future.

AST Dimensional Global Core Allocation Portfolio (Dimensional Portfolio)	AST Government Money Market Portfolio (Substitute Portfolio)
The Dimensional Portfolio may allocate up to 10% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Dimensional Portfolio-level risk and changes in the Dimensional Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Dimensional Portfolio or other circumstances relevant to the Dimensional Portfolio's overall investment process.
Non-Diversified Status. The Dimensional Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Dimensional Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Dimensional Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Dimensional Portfolio of liability for Federal income tax if its earnings are distributed to shareholders.	United States Government Obligations. The Substitute Portfolio will invest in obligations of the US Government and its agencies and instrumentalities directly. Such obligations may also serve as collateral for repurchase agreements. US Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some US Government obligations are supported by the full faith and credit of the US Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the US Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the US Government will provide financial support to one of its agencies if it is not obligated to do so by law.
Asset-Backed Securities. The Substitute Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral. The Substitute Portfolio may invest in certain government supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
Demand Features. The Substitute Portfolio may purchase securities that include demand features, which allow the Substitute Portfolio to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased

AST Dimensional Global Core Allocation Portfolio (Dimensional Portfolio)	AST Government Money Market Portfolio (Substitute Portfolio)

As a non-diversified fund, a price decline in any one of the Dimensional Portfolio's holdings may have a greater effect on the Dimensional Portfolio's value than on the value of a fund that is more broadly diversified.

because of the expectation that the Substitute Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the Rule 2a-7 under the 1940 Act, as amended.
Floating Rate and Variable Rate Securities. The Substitute Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Substitute Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Substitute Portfolio.
Voluntary Yield Support. In a low interest rate environment, the yield for the Substitute Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Substitute Portfolio's net asset value per share to fall below $1.00. PGIM Investments and AST Investment Services, Inc. may decide to reimburse certain of these expenses to the Substitute Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objective of the Dimensional Portfolio is to seek to achieve long-term capital appreciation, while the investment objective of the Substitute Portfolio is to seek high current income and maintain high levels of liquidity.

The Dimensional Portfolio is structured as a fund of funds. The mutual funds in which the Dimensional Portfolio may invest are collectively referred to as the "Underlying Portfolios." In pursuing its investment objective, the Dimensional Portfolio invests in a mix of Underlying Portfolios managed by the Subadviser and/or an affiliate of the Subadviser in different combinations and weightings. Under normal circumstances, the Dimensional Portfolio, either directly or indirectly through its investments in the Underlying Portfolios, intends to invest primarily in US and non-US securities that are tied economically to a number of countries throughout the world. Under normal circumstances, the Underlying Portfolios of the Dimensional Portfolio in the aggregate will invest approximately 85% of their assets in equity and equity-related securities, and approximately 15% of their assets in fixed income and fixed income-related securities including the liquidity strategy. This mix may vary depending on market conditions; the portion invested in equity and equity-related securities may range between 80-90% and the portion invested in fixed income and fixed income-related securities may range between 10-20%. The Substitute Portfolio is a money market fund that invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. While the Dimensional Portfolio may invest in Underlying Portfolios that invest in asset backed and/or mortgage-backed securities, equity securities, foreign securities, derivatives, small and mid-sized companies, and securities of emerging market issuers the Substitute Portfolio may not make such investments.

Additionally, the Substitute Portfolio typically invests only in securities that have remaining maturities of 397 days or less and present minimal credit risk. The Substitute Portfolio was selected because the Contract does not offer another option substantially similar to the Dimensional Portfolio.

Principal Risks

The following chart shows the principal risks associated with investing in the Dimensional Portfolio and the Substitute Portfolio.

Type of Investment Risk	AST Dimensional Global Core Allocation Portfolio	AST Government Money Market Portfolio
Adjustable- and Floating-Rate Securities Risk	X
Asset Allocation Risk	X
Asset Backed and/or Mortgage-Backed Securities Risk	X
Asset Transfer Program Risk	X	X
Credit Risk	X
Derivatives Risk	X
Economic and Market Events Risk	X	X
Emerging Markets Risk	X
Equity Securities Risk	X
Expense Risk	X	X
Fixed Income Securities Risk	X	X
Focus Risk	X
Foreign Investment Risk	X
Fund of Funds Risk	X
High Yield Risk	X
Interest Rate Risk	X
Investment Style Risk	X

Type of Investment Risk	AST Dimensional Global Core Allocation Portfolio	AST Government Money Market Portfolio
Liquidity Risk	X
Liquidity Allocation Risk	X
Liquidity and Valuation Risk		X
Market Capitalization Risk	X
Market and Management Risk	X	X
Mid-Sized Company Risk	X
Non-Diversification Risk	X
Prepayment or Call Risk	X
Quantitative Model Risk	X
Regulatory Risk	X	X
Small Sized Company Risk	X
Sovereign Debt Risk	X
US Government Securities Risk	X	X
Yield Risk	X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Dimensional Portfolio or not at all. Both the Dimensional Portfolio and the Substitute Portfolio (each, a "Portfolio", and collectively, the "Portfolios") are subject to the risks associated with investing in fixed income securities and US Government Securities, as well as asset transfer program risk, economic and market events risk, expense risk, market and management risk, and regulatory risk. The Dimensional Portfolio is subject to a number of additional risks related to its structure as a fund of funds and exposure to asset backed and/or mortgage-backed securities, derivatives, emerging markets, equity securities, foreign investments, high yield debt securities, mid-sized companies, small sized companies and sovereign debt. The Substitute Portfolio, as a government money market fund, is also subject to credit risk, interest rate risk, liquidity and valuation risk, prepayment or call risk, and yield risk, as well as adjustable and floating rate securities risk.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see Exhibit C.

PERFORMANCE AND FEE COMPARISON

Comparison of Performance Information. The past performance of the Portfolios is shown below compared to applicable benchmark indexes. The Dimensional Portfolio's custom blended index consists of the Russell 3000 TR (60%), MSCI ACWI Ex USA NR (25%) and Bloomberg Barclays Global Agg (Hedged USD) (15%). The information shows how the performance of each Portfolio has varied and provides some indication of the risks of investing in each Portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each Portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each Portfolio.

Average Annual Total Returns (for period ended December 31, 2020)

	1 YEAR	5 YEARS	10 YEARS OR SINCE INCEPTION
AST Dimensional Global Core Allocation Portfolio (Inception Date November 18, 2019)	14.73%	N/A	16.24%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	N/A	20.12%*
Blended Index (reflects no deduction for fees, expenses or taxes)	16.38%	N/A	17.99%*
AST Government Money Market Portfolio (Inception Date November 10, 1992)	0.22%	0.71%	0.36%
Lipper U.S. Government Money Market Funds Average	0.25%	0.73%	0.37%

*  Since Inception returns for the Index are measured from the month-end closest to the inception date.

7-Day Yield (as of December 31, 2020)

AST Government Money Market Portfolio (Inception Date November 10, 1992)	0.0025%
iMoneyNet's Government & Agency Retail Average*	0.01%

*  Source: iMoneyNet, Inc. regularly reports a 7-day yield on Tuesdays. This is based on the data of all funds in the iMoneyNet, Inc. Government & Agency retail average category as of December 29, 2020.

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Portfolios. Estimated expense ratios of the Substitute Portfolio, giving effect to the Substitution, would be the same as or lower than those shown below for the Substitute Portfolio. The table does not include any fees or other expenses of any Contract; if it did, overall fees and expenses would be higher for each Portfolio.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)*

	AST Dimensional Global Core Allocation Portfolio (Existing Portfolio)		AST Government Money Market Portfolio (Substitute Portfolio)
Management Fees	0.68%		0.30%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%
Other Expenses	1.74%		0.02%
Acquired Fund Fees and Expenses	0.23%		0.00%
Total Annual Portfolio Operating Expenses	2.90%		0.57%
Fee Waiver and/or Expense Reimbursement	(2.04	)%**	(0.00)%
Total Annual Portfolio Operating Expenses After Fee Waiver And-or Expense Reimbursement	0.86%		0.57%

*  Expense ratios reflect the Portfolios' annual portfolio operating expenses for the fiscal year ended December 31, 2020.

**  The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser until June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Dimensional Portfolio so that the Dimensional Portfolio's investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 0.86% of the Dimensional Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Example.

The following example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Dimensional Global Core Allocation Portfolio	$88	$705	$1,347	$3,077
AST Government Money Market Portfolio	$58	$183	$318	$714

MANAGEMENT OF THE PORTFOLIOS

PGIM Investments serves as the investment manager to the Dimensional Portfolio. PGIM Investments and AST Investment Services, Inc. ("ASTIS") serve as co-investment managers of the Substitute Portfolio. PGIM Investments' principal offices are located at 655 Broad Street, Newark, New Jersey 07102. ASTIS' principal offices are located at One Corporate Drive, Shelton, Connecticut 06484. PGIM Investments has been in the business of providing advisory services since 1996. ASTIS has been in the business of providing advisory services since 1992. PGIM Investments and ASTIS are both wholly-owned subsidiaries of Prudential Financial, Inc. As of December 31, 2020, PGIM Investments had $361.6 billion in assets under management and ASTIS had $187.2 billion in assets under management.

As of December 31, 2020, the management fees earned by PGIM Investments with respect to the Dimensional Portfolio are shown below.

Portfolio Name	Management Fee as a % of Average Net Assets	Management Fee as a % of Average Net Assets (after fee waivers and/or reimbursements)
AST Dimensional Global Core Allocation Portfolio	0.68%	-1.36%

As of December 31, 2020, the management fees earned by PGIM Investments and ASTIS with respect to the Substitute Portfolio are shown below.

Portfolio Name	Management Fee as a % of Average Net Assets	Management Fee as a % of Average Net Assets (after fee waivers and/or reimbursements)
AST Government Money Market Portfolio	0.30%	0.00%

Each Portfolio employs a "manager-of-managers" structure, which permits the Portfolio's investment manager to hire, replace or terminate the affiliated and unaffiliated subadvisers for a Portfolio, subject to Board approval but not subject to shareholder approval. Subject to the supervision of the Portfolio's investment manager and the Board, each subadviser manages the assets of a Portfolio in accordance with the Portfolio's investment objectives and policies. Each subadviser makes investment decisions for the Portfolio and in connection with such investment decisions, places purchase and sell orders for securities.

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, is the subadviser of the Dimensional Portfolio. The PGIM Fixed Income unit of PGIM, Inc., 655 Broad Street, Newark, New Jersey 07102, is the subadviser for the Substitute Portfolio.

OTHER INFORMATION

Distributor

Prudential Annuities Distributors, Inc. ("PAD") serves as the distributor for the shares of each Portfolio of the Trust. The shares are offered and redeemed at net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

Payments to Affiliates

PGIM Investments and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the Insurance Companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, a subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments', ASTIS', the subadviser's or PAD's participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, the subadviser, or PAD, and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the subadviser and PAD, depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

REQUIRED VOTE

Approval of the Plan for the Dimensional Portfolio will require the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Dimensional Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Dimensional Portfolio, or (ii) 67% or more of the voting securities of the Dimensional Portfolio present at the Meeting if more than 50% of the Dimensional Portfolio's outstanding voting securities are present at the Meeting via remote communication or by proxy. For this purpose, "voting securities" refers to the Shares of the Dimensional Portfolio.

The Board, including all of its Independent Trustees, recommends that you Vote "For" approval of the Plan of Substitution.

VOTING INFORMATION

Voting Rights

Shareholders as of the Record Date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in the Dimensional Portfolio as of the Record Date may instruct their Insurance Company how to vote the Shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is June 11, 2021.

Each whole Share of the Dimensional Portfolio is entitled to one vote as to the Proposal, and each fractional share is entitled to a proportionate fractional vote. The table in Exhibit B shows the number of outstanding Shares of the Dimensional Portfolio as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than 99% of those Shares.

Required Shareholder Vote

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the Dimensional Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each sub-account of a Separate Account that is invested in the Dimensional Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money or Shares that are otherwise held by the Insurance Company, will be voted by the Insurance Company either "FOR" or "AGAINST" approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the Proposal is approved.

The presence, via remote communication or by proxy, of at least one-third of the Shares of the Dimensional Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Dimensional Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a Contract owner abstains from voting as to any matter, the Shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees and officers, individually and as a group, owned less than 1% of the Shares of the Trust and the Dimensional Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of PGIM Investments and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the Internet, personal interview or other permissible means. In lieu of executing a voting instruction card, you may attend the Meeting via remote communication.

The Trust has retained Broadridge Financial Solutions, Inc. ("Broadridge") for the purpose of responding to questions and requests for assistance from Contract owners. Broadridge may also provide services for the solicitation of voting instructions from Contract owners through any of the means described above. The solicitation services to be provided by Broadridge may include, but are not limited to mailing services, outbound calling, vote recording and vote tabulation. Estimated cost for Broadridge's services is $13,500, which will be covered by the Manager or its affiliates.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card; and sign, date and mail the voting instruction card in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by telephone by calling 1-800-690-6903, or over the Internet by visiting www.proxyvote.com.

The number of Shares held in the sub-account of a Separate Account corresponding to the Dimensional Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract's account value allocable to that sub-account by (ii) the net asset value of one Share of the Dimensional Portfolio. Each whole share is entitled to one vote on the Proposal and each fractional share is entitled to a proportionate fractional vote.

At any time prior to an Insurance Company's voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to the Proposal by providing the Insurance Company (as noted on each Contract owner's voting instruction card) with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone at 1-800-690-6903 or over the Internet at www.proxyvote.com, or appearing and providing voting instructions via remote communication at the Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of voting instructions with respect to the Proposal will be borne by PGIM Investments and/or its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of PGIM Investments or its affiliates, over the Internet, or other permissible means. Contract owners can provide voting instructions by mail with the enclosed voting instruction card, or by telephone by calling 1-800-690-6903, or over the Internet by visiting www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting.

Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Adjournment

If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by PGIM Investments and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust's management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust's proxy statement for a meeting of shareholders, the proposal must be submitted in accordance with the Trusts' governing documents and must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not submitted in accordance with the Trusts' governing documents or not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely and will not be considered.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of the Proposal.

* * * *

Copies of the Trust's annual reports, semi-annual reports, including financial statements, and proxy statements are sent to shareholders. Only one copy of a report or proxy statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report and semi-annual report may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

PAGE
Exhibit A	Plan of Substitution for the Dimensional Portfolio	A-1
Exhibit B	Outstanding Shares of the Dimensional Portfolio	B-1
Exhibit C	Description of Principal Risks for the Portfolios	C-1

ATTACHMENT TO PROXY STATEMENT

Form of Voting Instruction Card

DIM-PS-2021

EXHIBIT A

FORM OF PLAN OF SUBSTITUTION FOR
AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO

ADVANCED SERIES TRUST

This Plan of Substitution ("Plan") dated [ ] relates to variable contracts offered by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (each of which is referred to herein as an "Insurance Company" and, collectively, as the "Insurance Companies.") The Insurance Companies offer variable annuity contracts through separate accounts (each a "Separate Account"). The Separate Accounts are segregated investment accounts that fund each Insurance Company's individual variable annuity and variable contracts (each a "Contract"). Each of the Separate Accounts affected by this Plan is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of beneficial interest of the AST Government Money Market Portfolio (the "Substitute Portfolio"), a series of the Advanced Series Trust (the "Trust"), for shares of beneficial interest of the AST Dimensional Global Core Allocation Portfolio (the "Portfolio") in which a Subaccount of each Separate Account currently invests.

WHEREAS, the Board of Trustees of the Trust ("Board"), with respect to the Portfolio, has approved the liquidation of the Portfolio; and

WHEREAS, each Insurance Company has advised the Board that, in connection with the liquidation of the Portfolio and the substitution of the Substitute Portfolio, each Insurance Company has determined to remove the Portfolio as an investment option offered through the Contracts, and that each desires to substitute for the interest of holders of such Contracts (the "Contract owners") in the Portfolio shares of the Substitute Portfolio, pursuant to this Plan, and that each has requested that liquidation of the Portfolio be made contingent upon approval of this Plan by the Portfolio, by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Portfolio, of this Plan and any material amendments related thereto; and

WHEREAS, the Trust has advised each Insurance Company that the liquidation of the Portfolio is contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolio of this Plan and any material amendments in connection therewith.

NOW THEREFORE, the substitution of a Contract owner's interest in the Portfolio with an interest in the Substitute Portfolio shall be carried out in the manner hereinafter set forth:

1.  Effective Date Of Plan. The Plan shall become and be effective with respect to the Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the Portfolio. The date of such adoption and approval of the Plan by the Portfolio is hereinafter called the "Effective Date."

2.  Special Meeting Of Shareholders. The Trust shall provide each of the Contract owners having an interest in shares of the Portfolio held by the Separate Accounts with proxy materials acceptable to both Trust and the Insurance Companies. Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the Portfolio, shall vote its shares in accordance with the instructions received from its Contract owners. Any shares of the Portfolio for which an Insurance Company does not receive timely voting instructions, or which are not attributable to Contract owners, shall be voted in proportion to the instructions received from all Contract owners having an interest in the Portfolio.

3.  Substitutions. As soon as possible after the Effective Date of a Plan, and in any event within 120 days thereafter, the Insurance Companies shall redeem shares of the Portfolio at net asset value and purchase, with the proceeds of the shares of such Portfolio at net asset value, for the benefit of Contract owners having an interest in the Portfolio at the time of substitution, an interest in the Substitute Portfolio at net asset value (such redemption and purchase is referred to herein as the "Substitution"). The Substitution will take place at relative net asset value with no change in the amount of any Contract owner's accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4.  Conditions Applicable To The Substitution. The Substitution is subject to the following conditions:

(a)  Contract owners shall not incur any fees, charges or expenses incurred in connection with the Substitution, nor shall their rights or an Insurance Company's obligations under any Contract be altered; provided, however, that the Portfolio and Substitute Portfolio, respectively, will bear the transaction costs (i.e., commissions) associated with the liquidation of the Portfolio's securities and the purchase of securities held by the Substitute Portfolio.

(b)  All expenses incurred in connection with the Substitution shall be paid by the Insurance Company or its affiliates.

(c)  The Substitution shall not cause the Contract fees and charges currently being paid by existing Contract owners to be greater after the Substitution than before the Substitution.

(d)  The Substitution shall not impose any federal income tax impact on Contract owners.

(e)  The prospectus for the Portfolio will be updated after approval of the plan to liquidate the Portfolio by the Board by means of a supplement that briefly describes the plan of liquidation and the proposed Plan.

(f)  Contract owners shall be furnished with notice of the Substitution in the form of a supplement to the Contract prospectus. The supplement will inform Contract owners that effective on or about the close of business on [June 11, 2021], the Portfolio Subaccounts will no longer be available for new investment. The prospectus supplement shall inform Contract owners that they may, at any time prior to the Substitution, transfer their Contract values from the Subaccount of the relevant Separate Account investing in the Portfolio to any of the other investment options available under their Contract without incurring any transfer fees or other charges. Any transfer of investments from the Portfolio will not be counted as one of the free transfers permitted to Contract owners (where applicable), provided that the transfer occurs prior to the Substitution, and any transfer of investments out of the Substitute Portfolio after such investment was transferred to the Substitute Portfolios as part of the Substitution will not be counted as one of the free transfers permitted to Contract owners (where applicable), provided that the transfer occurs within 90 days of the Substitution.

(g)  Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the Portfolio.

5.  Failure To Obtain Approval On Behalf Of The Portfolio. In the event that the Plan is not approved by the shareholders of the Portfolio, this Plan shall not apply to the Portfolio. In Witness Whereof, this Plan has been executed by its duly authorized officer, as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the AST Dimensional Global Core Allocation Portfolio
By: _____________________________________________ Name: Timothy S. Cronin Title: Vice President
PRUCO LIFE INSURANCE COMPANY
By: _____________________________________________ Name: ___________________________________________ Title: ____________________________________________
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
By: _____________________________________________ Name: ___________________________________________ Title: ____________________________________________

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EXHIBIT B

OUTSTANDING SHARES

The following table sets forth the outstanding shares of the AST Dimensional Global Core Allocation Portfolio (the "Portfolio") as of June 11, 2021. Each whole Share of the Portfolio is entitled to one vote as to the Proposal, and each fractional share is entitled to a proportionate fractional vote.

Portfolio			Shares Outstanding
AST Dimensional Global Core Allocation Portfolio			843,868.965
Portfolio	Registration & Address	Total Balance	% of Portfolio
AST Dimensional Global Core Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102-0000	797,580.622	94.51%
	Pruco Life Insurance Company PLNJ Annuity Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102-0000	41,288.343	4.89%

B-1

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EXHIBIT C

DESCRIPTION OF PRINCIPAL RISKS

Adjustable and Floating-Rate Securities Risk. The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Asset Allocation Risk. A Portfolio's overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have larger allocations to equity securities relative to their fixed income allocations will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to "subprime" borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.

Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized algorithmic asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner's account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.

As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner's account value within the selected investment options) and certain market return scenarios involving "flat" returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner's account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and asset allocation options. Under some benefit programs using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.

These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a subadviser's ability to fully implement a Portfolio's investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in increased transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments, as well as privately-negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:

•  Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately-negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

•  Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

•  Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

•  Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and, in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.

•  Futures and Forward Contracts risk. The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio's holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock's issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in "Annual Portfolio Operating Expenses" for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio's average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

•  Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject... Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio's Subadviser may determine which rating it believes best reflects the security's quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.

•  Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors' interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors' interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.

•  Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio's investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio's investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio's investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure.

In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.

Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, markets, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, markets, or investments, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, markets, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.

Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.

Foreign investment risk includes the following risks:

•  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.

•  Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.

•  Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.

•  Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US.

•  Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.

•  Foreign market events risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. And may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets and issuers that are dependent on others that operate in such markets. Recent examples include pandemic risks related to the coronavirus.

•  Political and social risk. Political or social developments may adversely affect the value of a Portfolio's foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. A Portfolio's investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.

•  Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.

•  Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk. A Portfolio that is structured as a "fund of funds" invests primarily in a combination of underlying investment companies which we refer to as "Underlying Portfolios." In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:

•  To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

•  The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.

•  A Portfolio will incur its pro rata share of the expenses of an Underlying Portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these Underlying Portfolios.

•  The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio's Subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.

•  There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio's Subadviser(s). Because the amount of the investment management fees to be retained by the Manager and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio's Subadviser(s) in selecting the Underlying Portfolios. In addition, the Manager and a Portfolio's Subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Manager and a Portfolio's Subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as "high-yield securities" or "junk bonds") may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities at an advantageous time or price. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as "extension risk." The Portfolio currently faces a heightened level of interest rate risk because interest rates in the US are at or near historic lows. Interest rates may begin to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio's investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio's performance may at times be worse than the performance of other portfolios that invest in similar asset classes but employ different investment styles.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Liquidity Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value.

Liquidity Allocation Risk. A Portfolio's liquidity strategy will result in a decrease in the amount of the Portfolio's assets held in Underlying Portfolios or individual securities, as applicable, and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio's net asset value. A Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio's net asset value, especially during periods of significant net redemptions of Portfolio shares. As a result, a Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment. A Portfolio's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.

Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio's calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or the Manager or a subadviser will not work as intended. All decisions by the Manager or a subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio's ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.

Non-Diversification Risk. A Portfolio is considered "diversified" if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer's outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a single issuer's securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Portfolio.

Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Quantitative Model Risk. A Portfolio may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. Any errors, limitations, or imperfections in the development, implementation, and maintenance of the Subadviser's quantitative analyses or models (for example, software or other technology malfunctions or programming inaccuracies), or in the data on which they are based, including the Subadviser's ability to timely update the data, could adversely affect the Subadviser's effective use of such analyses or models, which in turn could adversely affect a Portfolio's performance. A model that has been formulated on the basis of past market data may not be predictive of future price movements. There can be no assurance that these methodologies will produce the desired results or enable a Portfolio to achieve its objective.

Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio's investment policies and/or strategies, or may reduce the attractiveness of an investment.

Small Sized Company Risk. Securities of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio's ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Sovereign Debt Securities Risk. Investing in sovereign debt securities exposes a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Portfolio. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

US Government Securities Risk. US Treasury obligations are backed by the "full faith and credit" of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio (including the PSF PGIM Government Money Market Portfolio), which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio's expenses could absorb all or a significant portion of the Portfolio's income. If interest rates increase, the Portfolio's yield may not increase proportionately. For example, the Portfolio's investment manager may discontinue any temporary voluntary fee limitation.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST
RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE: YOUR VOTING INSTRUCTION CARD IS NOT VALID UNLESS IT IS SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION CARD BELOW

VOTE TODAY BY MAIL
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-800-690-6903
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[INSURANCE COMPANY NAME PRINTS HERE]

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO
OF
ADVANCED SERIES TRUST

Special Meeting of Shareholders — September 9, 2021

VOTING INSTRUCTIONS CARD

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-NAMED INSURANCE COMPANY (THE “INSURANCE COMPANY”) AND THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST (THE “TRUST”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO OF THE TRUST TO BE HELD ON SEPTEMBER 9, 2021, AT 11:30 A.M. EASTERN TIME.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving coronavirus (“COVID-19”) situation. As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://www.viewproxy.com/pru/broadridgevsm/.

I (we) the undersigned hereby instruct the Insurance Company to vote the Insurance Company shares to which I (we) am (are) entitled to give instructions as indicated on the reverse side. Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Insurance Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from Contract owners.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST
RECOMMENDS A VOTE “FOR” THE PROPOSAL

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO

OF

ADVANCED SERIES TRUST

Special Meeting of Shareholders — September 9, 2021

Shareholder Voting Ballot

PROPOSAL 1: To approve a Plan of Substitution of the Advanced Series Trust (the “Trust “) on behalf of the AST Dimensional Global Core Allocation Portfolio (the “Portfolio”), that provides for the substitution of shares of beneficial interest of the Portfolio with shares of beneficial interest of the AST Government Money Market Portfolio, also a series of the Trust.

☐ FOR ☐ AGAINST ☐ ABSTAIN

PROPOSAL 2: Transact such other business as may properly come before the Meeting and any adjournments thereof.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date: , 2021

NOTE: Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered, and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Please be sure to sign and date this Voting Instruction Form.

Signature [Please sign within box]	Signature [Joint owners]